                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934




      Date of report (date of earliest event reported):  November 2, 1994




                             PACIFIC TELECOM, INC.

              (Exact name of registrant as specified in Charter)

          State of Washington              0-873            91-0644974
     (State or other jurisdiction      (Commission        (IRS Employer
          of incorporation)              File No.)      Identification No.)



         805 Broadway
     Vancouver, Washington
     (Address of principal                              98668-8701
      executive offices)                                (Zip Code)





        Registrant's telephone number, including area code: (206)696-0983




                                   No Change
         (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

          Pacific Telecom, Inc. (Company) issued a news release on November 2, 1994 with respect to a proposal received from PacifiCorp Holdings, Inc.
(PHI), the Company's parent, to acquire the 13 percent minority interest of the Company for $28 per share in cash. This news release of the Company is incorporated herein by reference.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          c) Exhibits

          99 Pacific Telecom, Inc. news release issued November 2, 1994.




                              SIGNATURES
                              __________



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  Pacific Telecom, Inc.
                                             ______________________________
                                                      (Registrant)








Date:  November 2, 1994                             /s/James H. Huesgen
                                              _____________________________
                                                      James H. Huesgen

                                               Executive Vice President and
                                                Chief Financial Officer



                                      - 2 -